UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2014

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54946	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

At the special meeting of the stockholders of Bluerock Residential Growth REIT, Inc. (the “Company”) held on January 23, 2014, the stockholders of the Company approved the 2014 Equity Incentive Plan for Individuals (the “Individuals Plan”) and the 2014 Equity Incentive Plan for Entities (the “Entities Plan” and collectively with the Individuals Plan, the “2014 Plans”). The 2014 Plans had previously been approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval.

The 2014 Plans replace the Company’s current long-term equity incentive plan, the Bluerock Multifamily Growth REIT, Inc. Long Term Incentive Plan (the “Current Plan”). The Company will no longer grant awards under the Current Plan.

The 2014 Plans provide for the grant of options to purchase shares of the Company’s common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. The aggregate number of shares of our Class A common stock that may be issued under the 2014 Plans is 1.6 million shares; provided, that, if an initial public offering of the Company’s Class A common stock is completed prior to December 31, 2014, then, as of the date of the completion of such offering, the aggregate number of shares that may be issued under the 2014 Plans shall equal the lesser of: (i) 1.6 million shares; and (ii) 8% of the shares of Class A common stock sold in such public offering. The issuance of shares or awards under the Individuals Plan reduces the number of shares that may be issued under the Entities Plan and vice versa.

The foregoing summary description of the 2014 Plans is qualified in its entirety by reference to the actual terms of the Individuals Plan, which is attached hereto as Exhibit 10.1, and the actual terms of the Entities Plan, which is attached hereto as Exhibit 10.2. For additional information regarding the 2014 Plans, please refer to “PROPOSAL 2: APPROVAL OF 2014 EQUITY INCENTIVE PLANS” on pages 27-33 of the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on Schedule 14A on January 7, 2014.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held a special meeting of its stockholders on January 23, 2014 (the “Special Meeting”). The aggregate number of shares of common stock owned by stockholders voting in person or represented by proxy at the Special Meeting was 1,524,091.59, representing 63.14% of the total number of shares of the Company’s common stock entitled to vote at the Special Meeting. The Company’s stockholders voted on the following proposals:

1.	Proposals to Amend the Company’s Charter to:

(a)	provide for the reclassification of certain shares of the Company’s capital stock as Class A common stock, which will be subject to listing on a national securities exchange;

(b)	provide for the change of each share of the Company’s outstanding common stock into 1/3 of a share of Class B-1 common stock, 1/3 of a share of Class B-2 common stock and 1/3 of a share of Class B-3 common stock immediately prior to the listing of a class of the Company’s common stock on a national securities exchange, and such shares automatic conversion into shares of Class A common stock at 360 days, 540 days and 720 days, respectively, following the date of the initial exchange listing;

(c)	remove or revise provisions regarding the Company’s equity stock and stockholders previously required pursuant to the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association (“NASAA REIT Guidelines”);

(d)	remove or revise provisions regarding the Board previously required by the NASAA REIT Guidelines;

(e)	remove or revise provisions relating to the conduct of the Company’s business that limit or regulate certain powers of the Company previously required pursuant to the NASAA REIT Guidelines;

(f)	revise provisions restricting transfer and ownership of shares of the Company’s capital stock; and

(g)	effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, the Company’s charter.

2.	Incentive Plans. A proposal to adopt each of the 2014 Plans, to attract and retain independent directors, executive officers and other key employees, including employees of the Company’s external advisor or manager and the Company’s operating partnership, and their affiliates and other service providers, including the Company’s external advisor or manager and its affiliates.

3.	Adjournment of Special Meeting for Additional Solicitation. A proposal to permit the adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

The foregoing proposals are described in detail in Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on Schedule 14A on January 7, 2014.

All of the proposals were approved by the Company’s stockholders by the requisite vote necessary for approval. The votes with respect to each of the proposals are set forth below.

Proposal 1(a). To amend the Company’s charter to provide for the reclassification of certain shares of the Company’s capital stock as Class A common stock, which will be subject to listing on a national securities exchange.

Shares For	1,441,712.17
Shares Against	15,749.46
Shares Abstained	66,629.95

No broker non-votes were cast with respect to Proposal 1(a).

Proposal 1(b). To amend the Company’s charter to provide for the change of each share of the Company’s outstanding common stock into 1/3 of a share of Class B-1 common stock, 1/3 of a share of Class B-2 common stock and 1/3 of a share of Class B-3 common stock immediately prior to the listing of a class of the Company’s common stock on a national securities exchange, and such shares automatic conversion into shares of Class A common stock at 360 days, 540 days and 720 days, respectively, following the date of the initial exchange listing.

Shares For	1,441,712.17
Shares Against	15,749.46
Shares Abstained	66,629.95

No broker non-votes were cast with respect to Proposal 1(b).

Proposal 1(c). To amend the Company’s charter to remove or revise provisions regarding the Company’s equity stock and stockholders previously required by the NASAA REIT Guidelines.

Shares For	1,440,712.17
Shares Against	13,663.71
Shares Abstained	69,715.71

No broker non-votes were cast with respect to Proposal 1(c).

Proposal 1(d). To amend the Company’s charter to remove or revise provisions regarding the Board previously required by the NASAA REIT Guidelines.

Shares For	1,438,337.60
Shares Against	16,038.28
Shares Abstained	69,715.71

No broker non-votes were cast with respect to Proposal 1(d).

Proposal 1(e). To amend the Company’s charter remove or revise provisions relating to the conduct of the Company’s business that limit or regulate certain powers of the company previously required by the NASAA REIT Guidelines.

Shares For	1,440,437.60
Shares Against	13,938.28
Shares Abstained	69,715.71

No broker non-votes were cast with respect to Proposal 1(e).

Proposal 1(f). To amend the Company’s charter to revise provisions restricting transfer and ownership of shares of the Company’s capital stock.

Shares For	1,440,712.17
Shares Against	13,663.71
Shares Abstained	69,715.71

No broker non-votes were cast with respect to Proposal 1(f).

Proposal 1(g). To amend the Company’s charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, the Company’s charter.

Shares For	1,440,712.17
Shares Against	12,663.71
Shares Abstained	70,715.71

No broker non-votes were cast with respect to Proposal 1(g).

Proposal 2. To adopt each of the 2014 Plans, to attract and retain independent directors, executive officers and other key employees, including employees of the Company’s external advisor or manager and the Company’s operating partnership, and their affiliates and other service providers, including the Company’s external advisor or manager and its affiliates.

Shares For	1,412,429.18
Shares Against	31,080.68
Shares Abstained	80,581.72

No broker non-votes were cast with respect to Proposal 2.

Proposal 3. To permit the adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals

Shares For	1,429,471.59
Shares Against	25,862.80
Shares Abstained	68,757.20

No broker non-votes were cast with respect to Proposal 3.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1	Bluerock Residential Growth REIT, Inc. 2014 Equity Incentive Plan for Individuals
10.2	Bluerock Residential Growth REIT, Inc. 2014 Equity Incentive Plan for Entities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: January 29, 2014	By:	/s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

10.1	Bluerock Residential Growth REIT, Inc. 2014 Equity Incentive Plan for Individuals
10.2	Bluerock Residential Growth REIT, Inc. 2014 Equity Incentive Plan for Entities